Exhibit A


                                AIRPLANES GROUP
                          Report to Certificateholders

                  All numbers in US$ unless otherwise stated

Payment Date: 15 September 2000.
Calculation Date: 11 September 2000.

(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
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                                                                                                                      Balance on
                                                              Prior Balance       Deposits         Withdrawals     Calculation Date
------------------------------------------------------------------------------------------------------------------------------------
                                                                9-Aug-00                                               11-Sep-00
Lessee Funded Account                                                 0.00               0.00              (0.00)             0.00
Expense Account (note ii)                                     2,139,936.85       9,882,403.99     (10,952,924.79)     1,069,416.05
Collection Account (note iii)                               197,509,046.36      53,998,397.41     (42,308,607.36)   209,198,836.41
-----------------------------------------------------------------------------------------------------------------------------------
 -  Miscellaneous Reserve                                    40,000,000.00                                           40,000,000.00
 -  Maintenance Reserve                                      80,000,000.00                                           80,000,000.00
 -  Security Deposit                                         37,058,878.00                                           35,200,439.00
 -  Other Collections (net of interim withdrawals)           40,450,168.36                                           53,998,397.41
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                       199,648,983.21      63,880,801.40     (53,261,532.15)   210,268,252.46
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(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
--------------------------------------------------------------------------------
Balance on preceding Calculation Date (August 9, 2000)        2,139,936.85
Transfer from Collection Account (previous Payment Date)      9,860,063.15
Transfer from Collection Account (interim deposit)                    0.00
Interest Earned during period                                    22,340.84
Payments during period between prior Calculation Date
and the relevant Calculation Date:
 - Payments on previous Payment Date                         (2,985,369.04)
 - Other payments                                            (7,967,555.75)
                                                            ---------------
Balance on relevant Calculation Date (September 11, 2000)     1,069,416.05
--------------------------------------------------------------------------------

(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
--------------------------------------------------------------------------------
Balance on preceding Calculation Date (August  9, 2000)     197,509,046.36
Collections during period                                    53,539,042.94
Swap receipts (previous Payment Date)                           459,354.47
Transfer to Expense Account  (previous Payment Date)         (9,860,063.15)
Transfer to Expense Account  (interim withdrawal)                     0.00
Net transfer to Lessee Funded Accounts                                0.00
Aggregate Certificate Payments (previous Payment Date)      (32,327,505.30)
Swap payments (previous Payment Date)                          (121,038.91)
                                                           ---------------
Balance on relevant Calculation Date (September 11, 2000)   209,198,836.41
--------------------------------------------------------------------------------

===============================================================================
      ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS

     (i) Required Expense Amount                                  12,000,000.00
    (ii) a) Class A Interest                                      11,821,859.82
         b) Swap Payments                                            171,847.47
   (iii) First Collection Account Top-up                         120,000,000.00
    (iv) Minimum Hedge Payment                                             0.00
     (v) Class A Minimum Principal                                         0.00
    (vi) Class B Interest                                          1,834,968.21
   (vii) Class B Minimum Principal                                 1,576,946.80
  (viii) Class C Interest                                          2,375,979.69
    (ix) Class D Interest                                          3,580,412.50
     (x) Second Collection Account Top-up                         35,568,103.00
    (xi) Class A Principal Adjustment Amount                      21,338,134.97
   (xii) Class C Scheduled Principal                                       0.00
  (xiii) Class D Scheduled Principal                                       0.00
   (xiv) Modification Payments                                             0.00
    (xv) Soft Bullet Note Step-up Interest                                 0.00
   (xvi) Class E Minimum Interest                                          0.00
  (xvii) Supplemental Hedge Payment                                        0.00
 (xviii) Class B Supplemental Principal                                    0.00
   (xix) Class A Supplemental Principal                                    0.00
    (xx) Class D Outstanding Principal                                     0.00
   (xxi) Class C Outstanding Principal                                     0.00
  (xxii) Class E Supplemental Interest                                     0.00
 (xxiii) Class B Outstanding Principal                                     0.00
  (xxiv) Class A Outstanding Principal                                     0.00
   (xxv) Class E Accrued Unpaid Interest                                   0.00
  (xxvi) Class E Outstanding Principal                                     0.00
 (xxvii) Charitable Trust                                                  0.00
                                                             -------------------
Total Payments with respect to Payment Date                      210,268,252.46
Less Collection Account Top-Ups ((iii) and (x)above)            (155,568,103.00)
                                                             -------------------
                                                                  54,700,149.46
                                                             ===================
================================================================================
Note:
Collections include $8.4 million received from GE Capital as compensation under the Tax Sharing Agreement for the utilisation by GE Capital of tax losses of Airplanes Group US companies.
(Refer Airplanes Group Form 10-K for the year to March 31, 2000)

(iv) PAYMENT ON THE CERTIFICATES
===================================================================================================================================
(a)  FLOATING RATE CERTIFICATES                            A-4             A-6             A-7             A-8         Class B
     --------------------------
     Applicable LIBOR                                 6.61875%        6.61875%        6.61875%        6.61875%        6.61875%
     Applicable Margin                                0.62000%        0.34000%        0.26000%        0.37500%        0.75000%
     Applicable Interest Rate                         7.23875%        6.95875%        6.87875%        6.99375%        7.36875%
     Interest Amount Payable                      1,246,673.61    3,101,656.70    3,257,852.43    4,215,677.08    1,834,968.21
     Step Up Interest Amount                              0.00            0.00            0.00            0.00            0.00

     Opening Principal Balance                  200,000,000.00  517,610,764.52  550,000,000.00  700,000,000.00  289,184,845.37
     Minimum Principal Payment Amount                     0.00            0.00            0.00            0.00    1,576,946.80
     Adjusted Principal Payment Amount                    0.00   21,338,134.97            0.00            0.00            0.00
     Supplemental Principal Payment Amount                0.00            0.00            0.00            0.00            0.00
     Total Principal Distribution Amount                  0.00   21,338,134.97            0.00            0.00    1,576,946.80
     Redemption Amount
      - amount allocable to principal                     0.00            0.00            0.00            0.00            0.00
      - premium allocable to premium                      0.00            0.00            0.00            0.00            0.00
                                           -----------------------------------------------------------------------------------
     Outstanding Principal Balance
       (September 15, 2000)                200,000,000.00  496,272,629.55  550,000,000.00  700,000,000.00  287,607,898.57
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES                           Class C         Class D
     -----------------------
     Applicable Interest Rate                          8.1500%        10.8750%
     Interest Amount Payable                      2,375,979.69    3,580,412.50

     Opening Principal Balance                  349,837,500.00  395,080,000.00
     Scheduled Principal Payment Amount                   0.00            0.00
     Redemption Amount                                    0.00            0.00
      - amount allocable to principal                     0.00            0.00
      - amount allocable to premium                       0.00            0.00
     Actual Pool Factor                              0.9329000       0.9877000
                                               ---------------------------------
     Outstanding Principal Balance
       (September 15, 2000)                     349,837,500.00   395,080,000.00
--------------------------------------------------------------------------------

Table of rescheduled Pool Factors                          n/a             n/a
       in the event of a partial redemption

(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
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                                                    A-4              A-6               A-7                A-8            Class B
     Applicable LIBOR                          6.62125%         6.62125%          6.62125%           6.62125%           6.62125%
     Applicable Margin                         0.62000%         0.34000%          0.26000%           0.37500%           0.75000%
     Applicable Interest Rate                  7.24125%         6.96125%          6.88125%           6.99625%           7.37125%
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(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)
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(a)  FLOATING RATE CERTIFICATES
                                                    A-4              A-6               A-7                A-8            Class B
     Opening Principal Amount                  2,000.00         5,176.11          5,500.00           7,000.00           2,891.85
     Total Principal Payments                      0.00           213.38              0.00               0.00              15.77
                                            ---------------------------------------------------------------------------------------
     Closing Outstanding Principal Balance     2,000.00         4,962.73          5,500.00           7,000.00           2,876.08

     Total Interest                               12.47            31.02             32.58              42.16              18.35
     Total Premium                                 0.00             0.00              0.00               0.00               0.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                                Class C           Class D

     Opening Principal Amount                  3,498.38          3,950.80
     Total Principal Payments                      0.00              0.00
                                         --------------------------------
     Outstanding Principal Balance             3,498.38          3,950.80

     Total Interest                               23.76             35.80
     Total Premium                                 0.00              0.00
--------------------------------------------------------------------------------